Exhibit 1

Joint Filing Agreement,
Dated as of July 25, 2011

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned hereby agree (i) to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Shares, par value €0.01 per share, of Sapiens International Corporation N.V., and (ii) that this Joint Filing Agreement be included as an Exhibit to such joint filing; provided, however, that as contemplated by Rule 13d-1(k)(2) under the Exchange Act, no person shall be responsible for the completeness and accuracy of the information concerning the other persons making the filing unless such person knows or has reason to know such information is inaccurate.

This Joint Filing Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 25th day of July 2111.

KCPS Technology Investments (2006) Ltd.

By:	/s/ Gilead Halevy
Name: Gilead Halevy
Title: General Partner

By:	/s/ Gilad Shavit
Name: Gilad Shavit
Title: General Partner

KCS Private Equity Partners I L.P

By KCS Partners, LP, its General Partner

By KCPS PE Investment Management (2006) Ltd., its General Partner:

By:	/s/ Gilead Halevy
Name: Gilead Halevy
Title: General Partner

By:	/s/ Gilad Shavit
Name: Gilad Shavit
Title: General Partner

KCPS Private Equity Partners I (Cayman), L.P

By KCS Partners, LP, its General Partner

By KCPS PE Investment Management (2006) Ltd., its General Partner:

By:	/s/ Gilead Halevy
Name: Gilead Halevy
Title: Title: General Partner

By:	/s/ Gilad Shavit
Name: Gilad Shavit
Title: General Partner

KCS Private Equity Partners 1 L.P

By KCS Partners, LP, its General Partner:

By KCPS PE Investment Management (2006) Ltd., its General Partner:

By:	/s/ Gilead Halevy
Name: Gilead Halevy
Title: General Partner

By:	/s/ Gilad Shavit
Name: Gilad Shavit
Title: General Partner

KCS Private Equity Partners MP L.P

By KCS Partners, LP, its General Partner:

By KCPS PE Investment Management (2006) Ltd., its General Partner:

By:	/s/ Gilead Halevy
Name: Gilead Halevy
Title: Title: General Partner

By:	/s/ Gilad Shavit
Name: Gilad Shavit
Title: General Partner

KCS Partners, LP

By KCPS PE Investment Management (2006) Ltd., its General Partner:

By:	/s/ Gilead Halevy
Name: Gilead Halevy
Title: General Partner

By:	/s/ Gilad Shavit
Name: Gilad Shavit
Title: General Partner

KCPS PE Investment Management (2006) Ltd.

By:	/s/ Gilead Halevy
Name: Gilad Shavit
Title: General Partner

By:	/s/ Gilad Shavit
Name: Gilad Shavit
Title: General Partner

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